Exhibit 99.1

For Immediate Release

Patrick Industries, Inc. Announces Second Quarter 2014 Earnings Release

and Conference Call Webcast on July 29, 2014

ELKHART, IN – July 15, 2014 – Patrick Industries, Inc. (NASDAQ: PATK), a major manufacturer and distributor of building and component products for the recreational vehicle (“RV”), manufactured housing and industrial markets, expects to release its second quarter 2014 financial results before the market opens on Tuesday, July 29, 2014.

Patrick Industries also expects to conduct a conference call on Tuesday, July 29, 2014 at 10:00 a.m. Eastern Time to discuss second quarter results and other business matters. The call will feature remarks by Todd Cleveland, President and Chief Executive Officer, and Andy Nemeth, Chief Financial Officer.

The Company is adjusting its pattern of scheduled earnings announcement dates in order to better align with the expected formal publication by the Recreation Vehicle Industry Association (“RVIA”) of final quarterly RV wholesale unit shipment data. The Company uses this industry data in its assessment and disclosure of overall industry improvement, Company market share changes, RV content per unit, and the Company’s industry outlook. If the formal RVIA figures have not been published by the earnings release date, the Company will use management estimates of RV wholesale unit shipments as it has done in the past.

Participation in the question-and-answer session of the call will be limited to institutional investors and analysts. The dial-in number for the live conference call is (800) 708-4540. The access code is 37693470. Interested parties are invited to listen to a live webcast of the call on Patrick’s website at www.patrickind.com under “Investor Relations.” A replay of the conference call will also be available via the Company’s investor relations website.

About Patrick Industries

Patrick Industries, Inc. (www.patrickind.com) is a major manufacturer of component products and distributor of building products serving the recreational vehicle, manufactured housing, kitchen cabinet, office and household furniture, fixtures and commercial furnishings, marine, and other industrial markets and operates coast-to-coast through locations in 10 states. Patrick’s major manufactured products include decorative vinyl and paper laminated panels, countertops, fabricated aluminum products, wrapped profile mouldings, slide out trim and fascia, cabinet doors and components, hardwood furniture, fiberglass bath fixtures, interior passage doors, exterior graphics and RV painting, and slotwall panels and components. The Company also distributes drywall and drywall finishing products, electronics, wiring, electrical and plumbing products, cement siding, interior passage doors, roofing products, laminate and ceramic flooring, shower doors, furniture, fireplaces and surrounds, interior and exterior lighting products, and other miscellaneous products.

Forward-Looking Statements

This press release contains certain statements related to future results, or states our intentions, beliefs and expectations or predictions for the future, which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Any projections of financial performance or statements concerning expectations as to future developments should not be construed in any manner as a guarantee that such results or developments will, in fact, occur. There can be no assurance that any forward-looking statement will be realized or that actual results will not be significantly different from that set forth in such forward-looking statement. The Company does not undertake to publicly update or revise any forward-looking statements except as required by law. Factors that may affect the Company’s operations and prospects are contained in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, and in the Company's Form 10-Qs for subsequent quarterly periods, which are filed with the Securities and Exchange Commission (“SEC”) and are available on the SEC’s website at www.sec.gov.

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Contact:

Julie Ann Kotowski

Patrick Industries, Inc.

574-294-7511 / kotowskj@patrickind.com

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